UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 3, 2011
Date of Report (Date of Earliest Event Reported)

Commission file number  –  001-10852

INTERNATIONAL SHIPHOLDING CORPORATION
(Exact name of registrant as specified in its charter)

  Delaware                                                                  36-2989662
                        (State or other jurisdiction of                                                             (I.R.S. Employer Identification Number)
                        incorporation or organization)

11 North Water Street, Suite 18290                          Mobile, Alabama                                36602
                       (Address of principal executive offices)                                                                            (Zip Code)

       (251) 243-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ]  Written communications pursuant to Rule 425 under the Securities Act
 [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01                      Entry into a Material Definitive Agreement

See Item 2.03 below.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

In 1998, LCI Shipholdings, Inc. (LCI), a wholly owned subsidiary of International Shipholding Corporation (ISH), acquired an International Flag Pure Car Truck Carrier (PCTC), and in 1999, Waterman Steamship Corporation (Waterman), a wholly owned subsidiary of ISH, acquired a United States Flag PCTC.

In 2001, LCI and Waterman refinanced these PCTC’s by entering into sale and lease back transactions for both vessels. As part of the sale and lease back refinancing transactions, LCI and Waterman negotiated Early Buy Out options for the vessels.  On January 3, 2011, LCI exercised its Early Buy Out option. In addition, Waterman intends to exercise its Early Buy Out option on or before January 13, 2011.

Based on the terms of the existing lease agreements, the total of the Early Buy Out prices for both vessels will be about $64.5 million, payable on July 3 and July 17, 2011, respectively.

The Company is currently evaluating its options to finance the acquisitions.

Forward Looking Statements

Statements in this Form 8-K pertaining to our vessel acquisition plans are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on our current expectations only and are subject to uncertainties that may cause actual results to differ materially.  Factors that could affect actual results include but are not limited to changes in economic or industry conditions, changes in vessel deployments by our competitors, changes in the capital markets or our access thereto, changes in our cash requirements, cash flows or financial position, and the other factors or risks described in our most recent Annual Report on Form 10-K, as updated and supplemented by our subsequent reports filed with the Securities and Exchange Commission.  You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report.  We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION

/s/ Manuel G. Estrada
_____________________________________________
Manuel G. Estrada
Vice President and Chief Financial Officer

Date:    January 6, 2011